SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 10, 2009

                       WHISPERING OAKS INTERNATIONAL, INC.
            ----------------- -------------------------------------
                        (Name of Small Business Issuer in its charter)

     Texas                            0-26947                 75-2742601
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(State or other jurisdiction   (Commission File No.)        (IRS Employer
of incorporation)                                         Identification No.)

                           7080 River Road, Suite 215
                   Richmond, British Columbia , Canada V6X 1X5
                        -------------------------------
          (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code:    (866) 884-8669

                                       N/A
                ------------------------------------------ ----
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02   Departure of Directors or Certain Officers;  Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On February 17, 2009, Dr. Gerald Wittenberg resigned as the Company's Principal Financial Officer, Principal Accounting Officer, Secretary, Treasurer and as a director of the Company. Dr. Wittenberg had no disagreements with the Company on any matter relating to the Company's operations, policies or practices.

      On February 18, 2009 Dr. Ricardo Moro was appointed the Company's Principal Financial Officer, Principal Accounting Officer, Secretary and Treasurer.

      Dr. Moro remains as the Company's Chief Executive Officer and a director.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   February 18, 2009           WHISPERING OAKS INTERNATIONAL, INC.



                                    By:    /s/ Ricardo Moro
                                         -------------------------------------
                                         Dr. Ricardo Moro, President